Exhibit 99.1

Sonoma Pharmaceuticals, Inc. May 2023

1

# Legal Disclaimers

## INVESTOR PRESENTATION

This communication is for informational purposes only. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any information contained herein. Any data on past performance is no indication as to future performance. Sonoma Pharmaceuticals, Inc. and its subsidiaries ("Sonoma" or, the "Company") assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Sonoma securities.

## FORWARD-LOOKING STATEMENTS

Except for historical information herein, matters set forth in this presentation are forward-looking within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial and technology progress and future financial performance of Sonoma Pharmaceuticals, Inc. and its subsidiaries.

These forward-looking statements are identified by the use of words such as "believe," "achieve," and "expect," among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, the Company will not have sufficient capital to implement its business plan, invalidated or circumvented by its competitors, the available market for the Company's products will not be as large as expected, the Company's products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to fund further development and clinical studies, as well as uncertainties relative to varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements, except as required by law.

## TRADEMARKS AND INTELLECTUAL PROPERTY

All trademarks, service marks, and trade names of the Company and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of the Company as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.

Sonoma

Sonoma Pharmaceuticals is a global healthcare leader for developing and producing stabilized hypochlorous acid ( HOCl ) products for a wide range of applications, including dermatology, wound care, eye care, nasal care, oral care, podiatry, animal health and non - toxic disinfectants. Sonoma’s products are clinically - proven to reduce infections, itch, pain, scarring, and harmful inflammatory responses safely and without damaging healthy tissue. In - vitro and clinical studies of HOCl show it to have impressive antipruritic, antimicrobial, antiviral and anti - inflammatory properties. Sonoma’s stabilized HOCl kills pathogens and breaks down biofilm, does not sting or irritate skin and oxygenates the cells in the area treated, assisting the body in its natural healing process. Sonoma’s products are sold either directly or via partners in 55 countries worldwide and the company actively seeks new distribution partners. About Sonoma

3

Investor Highlights Diverse global healthcare leader

• Focused on billion - dollar markets in Rx and OTC dermatology, wound care, eye, oral and nasal care, podiatry, animal health and n on - toxic disinfectants, treating common injuries, infections and irritations • Over 20 years of experience with over 100 clinical studies and continual product innovation • 21 U.S. FDA clearances as 510(k) medical devices , CE marks for over 39 products, and extensive worldwide regulatory clearances means products can be commercialized faster • Robust and diverse international partner network selling into over 55 countries • Pharmaceutical - grade manufacturing capabilities in Mexico lowers COGS and creates opportunities for volume plays Unique, patented and FDA - cleared, CE and ISO approved Microcyn ® Technology • HOCl is known to be among the safest and most effective ways to relieve itch, inflammation, redness and irritation while stim ula ting natural healing through increased oxygenation and eliminating persistent microorganisms and biofilms • Microcyn effectively treats common everyday irritations, such as rashes, and chronic conditions, such as diabetic foot ulcers, making it a flexible treatment appealing to everyone. Unlike other common treatments such as steroids or antibiotics, Microcyn can be used long - term with no reported serious adverse effects and no contraindications. Microcyn is extremely safe and all - natural. • Proven antipruritic, antimicrobial, antiviral and anti - inflammatory properties • Non - toxic disinfectant approved in the U.S. and Australia for use against COVID - 19

4

Expand distribution

• Expand Rx and OTC reach in U.S. in the dermatology, wound care, eye, oral and nasal care, podiatry, animal care and non - toxic di sinfectants markets via direct - to - consumer sales and distribution partnerships • Increase sales of dermatology products through the direct dispense model that generates Sonoma’s highest margins by leveragin g S onoma’s existing relationships with dermatologists and skin care professionals • Increase direct - to - consumer marketing in niche markets to generate greater overall margins, while continuing to grow successful distribution partner network • Expand non - toxic disinfectant sales; have recently secured EPA clearance in the U.S. and expect to commence sales in summer 2023 Invest in R&D to expand commercialization opportunities • Introduce new technology to new markets by leveraging expertise of existing distribution partnerships • Fully commercialize robust pipeline of new products via direct - to - consumer sales or distribution partnerships, and seek addition al regulatory clearances for new indications and in high - value markets; currently pursuing new 510(k) clearances for facial dermatology and oral rinse indications Continue to introduce new high margin products Manufacturing capabilities can support significant future growth, leading to improved margins overall Growth Strategy

5

Robust International Distribution Network Established and growing distribution network with OVER 40 GLOBAL PARTNERS generating strong revenues internationally and in the U.S. • Expand presence in new markets by replicating what works in existing markets • Continue to add new distribution partners and grow existing relationships • Continue co - development of innovative new products with partners in the U.S. and internationally • Work with partners to seek new approvals and certifications

6

Continuously expanding our distributor network

• Entered into a distribution agreement with Daewoong Pharmaceutical Co., Ltd. , one of the largest pharmaceutical companies in South Korea, in January 2023 for the marketing and distribution of Primocyn TM Skin Solution products • Sonoma’s Microcyn ® Rx products, including wound care, prescription dermatology products Celacyn ® and Levicyn ® , and prescription eye care Acuicyn ® , received a Distribution and Pricing Agreement (DAPA) in January 2023 for distribution by the Defense Logistics Agency (DLA), enabling our partner, EMC Pharma, LLC to enter into distribution agreements for these products with federal customers • In April 2023, our partner Te Arai BioFarma Limited launched BabySoothe for diaper rash applications in Taiwan • Our partner Microderm Technologies recently launched Dermodacyn for wound care applications in Thailand • Signed a new partner, TPVN Pharmaceuticals Company Limited , for distribution of Endocyn Root Canal Irrigation Solution in Vietnam • Our partner Brill Pharma SL is now selling Sonoma’s eye care products in Italy, Spain and Portugal and plans to sell in Germany and France next year • Our MicrocynAH ® products are now available through Pets at Home, with 453 stores across the UK, through our partner Manna Pro Products, LLC Recent Business Developments

7

# Recent Business Developments

## Expanding commercialization opportunities by investing in R&D

- In March 2023, Sonoma announced new EPA claims for its Nanocyn® Hospital-Grade Disinfectant for effective use against **MRSA**, **Salmonella**, **Norovirus**, **Poliovirus**, and as a **fungicide**. Nanocyn was previously approved for use against **COVID-19** as well as emerging pathogens including **Ebola virus**, **Mpox**, and **SARS-CoV-2**. Nanocyn also received the esteemed Green Seal® Certification after surpassing a series of rigorous standards that measure environmental health, sustainability and product performance.

## Introduction of new products using our Microcyn® technology

- On April 11, 2023, Sonoma launched Podiacyn™ Advanced Everyday Foot Care direct to consumers for over-the-counter use in the United States.
- On January 4, 2023, Sonoma launched a line of office dispense products exclusively for skin care professionals, including two new products, Reliefacyn® Plus Itch-Burn-Rash-Pain Relief Hydrogel and Rejuvacyn® Plus Skin Repair Cooling Mist. Along with Regenacyn® Plus Scar Management Hydrogel, these office dispense products are targeted to dermatology practices and medical spas.

Sonoma

• The global natural skin care products market size was valued at $6.7 billion in 2021 and is expected to expand at a compound annual growth rate (CAGR) of 6.6% from 2022 to 2030. 1 • The global medical spa market size was valued at $16.4 billion in 2022 and is expected to expand at a compound annual growth rate (CAGR) of 14.97% from 2023 to 2030. 2 o North America dominated the medical spa market with a share of 41.5% in 2022, attributable in part to increasing demand for minimally invasive aesthetic procedures. 3 Sonoma also continues to expands its presence in the global animal health market that was valued at $39.9 billion in 2021 and is expected to witness a compound annual growth rate (CAGR) of 10.0% from 2022 to 2030. 4 New Market Opportunities Sonoma is expanding its partnerships and product offerings in the all - natural skin care and medical spa industries. 1. Grand View Research, Natural Skin Care Products Market Report, 2022 - 2030 , available at https://www.grandviewresearch.com/industry - analysis/natural - skin - care - products - market 2. Grand View Research, Medical Spa Market Size, Share & Growth Analysis Report 2030 , available at https://www.grandviewresearch.com/industry - analysis/medical - spa - market 3. Ibid. 4. Grand View Research, Animal Health Market Size & Share Report, 2022 - 2030 , available at https://www.grandviewresearch.com/industry - analysis/animal - health - market

9

# Sonoma's Microcyn® Technology

Microcyn® Technology

Stable triple-action topical technology

- A powerful anti-microbial – reduces microbial load, including destruction of biofilms
- Anti-inflammatory agent – reduces itch and pain
- Anti-pruritic activity
- Tissue healing (increased blood/oxygen flow to wound)

Unparalleled safety – No drug-to-drug interaction or contraindications

- Millions of patients treated worldwide without single report of serious adverse effect
- 30+ human clinical trials with over 1,500 patients
- Over 100 clinical papers available on our website

No mutations or resistance

- Overused antibiotics may cause deadly epidemics such as MRSA

Cost effective

- Preventative – reduces hospital/physician visits
- Medicare/hospital savings – faster healing reduces hospital stays


Microcyn® HOCl Kill Time
99.999%
Reduction
Or Higher In
For 23 Different Microorganisms
30
Seconds

Sonoma

What is Hypochlorous Acid? During the activation of neutrophils, respiratory bursts generate hydrogen peroxide (H 2 O 2 ) and the activated granule enzyme myeloperoxidase converts H 2 O 2 to hypochlorous acid (HOCl) • Produced by neutrophils in the body as part of its defense mechanism • Highly active against bacterial, viral , and fungal pathogens • Shown to rapidly kill spore - forming and non - spore forming bacteria and have significant activity against biofilms

11

Over 100 research articles and case and clinical studies showcasing both the efficacy and safety of our Microcyn ® technology • Dermodacyn ® Disinfecting solution study on viability of SARS - CoV - 2, see https://www.sciencedirect.com/science/article/pii/S019567012030339X • Endocyn ® study on cellular toxicity, see https://www.sciencedirect.com/science/article/abs/pii/S0099239917310439 • HOCl study evaluating virucidal activity in Vero E6 cells against SARS - CoV - 2, University of Barcelona, 11/27/2020 • Hypochlorous acid gel technology — Its impact on post - procedure treatment and scar prevention, see https://sonomapharma.com/wp - content/uploads/2020/08/Gold_et_al - 2017 - Journal_of_Cosmetic_Dermatology - 003.pdf • Topical stabilized hypochlorous acid: The future gold standard for wound care and scar management in dermatologic and plastic su rgery procedures, see https://sonomapharma.com/wp - content/uploads/2020/08/Topical - Stabilized - HOCL - consensus - article - 2020.pdf • HOCl Article: Optimizing Wound Healing for Procedures – Apr 2018, see https://sonomapharma.com/wp - content/uploads/2018/11/Pracitcal - Derm - HOCl - article - 4 - 7 - 18 - wounds.pdf

12

Diverse Product Portfolio United States Podiacyn Everyday Foot Care Microcyn Rx Skin & Wound Care Regenacyn Scar Gel Epicyn Antimicrobial Facial Cleanser Nanocyn Hospital Grade Disinfectant Levicyn Antimicrobial Dermal Spray Celacyn Scar Management Gel Rejuvacyn Skin Repair Reliefacyn Itch, Burn, Rash & Pain Care Microcyn OTC Wound & Skin Cleanser Ocucyn Eyelid & Eyelash Cleanser Pediacyn Skin Care & First Aid for Children Acuicyn Antimicrobial Eyelid & Eyelash Hygiene

13

U.S. Animal Health Care MicrocynAH ® family of advanced animal healthcare products, safe to use on pets and livestock, and perfect for hot spots, pink eye, scratches, skin rashes and ulcers, cuts, burns, post - surgical sites, irritated skin and lacerations. • Sold in national pet - store retail chains and specialty stores such as Petsmart , Chewy.com , Tractor Supply , Cabela’s and Bass Pro Shops . Distributed by MicrocynVS® veterinarian - strength animal care for use in vet clinics and animal hospitals.

14

U.S. office dispense products exclusively for skin care professionals • Generates highest margins for Sonoma • Focused marketing to med spas and dermatology offices, which can resell products to their clients for a substantial margin

15

Direct - to - consumer products available through Shopify , Amazon and Amazon EU U.S. Products EU Products

16

Epicyn ® Dermatology Gramaderm ® Dermatology Pediacyn ® Dermatology Mucoclyns ® Decontamination solution Microdacyn60 ® Oral Care Blocked nose or sinuses Sinudox ® Nasal care Blepharitis treatment Ocudox ® Eye lid solution Exposure to germs and pathogens Mouth and throat infections Keloid or hypertrophic scar Acne treatment Atopic Dermatitis Solutions that work naturally for everybody EU Products Microdacyn60® Wound Care MicrocynAH ® Animal Health Care

17

Middle East

18

Gramacyn Kit for Acne Skin Latin America Epicyn Treat Scars Right from the Start Australia and New Zealand

19

Asia Singapore, Malaysia, Thailand, Indonesia Wound Care South Korea BioDerm Biodacyn60 Wound Care Hong K ong Microdacyn60 Oral Care China Microcyn The Philippines M icrodacyn MicrocynAH

20

• 57,153 square foot state - of - the - art facility • ISO 9001, ISO 13485 and cGMP certified • MOH, KFDA, SFDA, KSA, TGA, EN, Biocide and numerous other national listings and approvals • Shipping to over 55 countries • Highly trained staff of 153 employees CUTTING EDGE MANUFACTURING Flexible operations capable of high/small volume, large/small batch, private label, multiple configurations/packaging Currently operating at 30% capacity, with margin of approximately 35%

21

Located in Guadalajara, Mexio Laboratory Packaging Area Labeling Boxing Ready for shipment Warehouse Air Systems Product Water Treatment System Materials Testing Laboratory Manufacturing Facility

22

THANK YOU Sonoma Pharmaceuticals Inc. 5445 Conestoga Court , Suite 150 Boulder , CO 80301 United States of America Phone: 1 - (800) 759.9305 Email: busdev@sonomapharma.com Website: www.sonomapharma.com NASDAQ: SNOA

THANK YOU Sonoma Pharmaceuticals Inc. 5445 Conestoga Court , Suite 150 Boulder , CO 80301 United States of America Phone: 1 - (800) 759.9305 Email: busdev@sonomapharma.com Website: www.sonomapharma.com NASDAQ: SNOA

23